Emergent BioSolutions Receives NYSE Notice Regarding Delayed Form 10-Q Filing

GAITHERSBURG, Md., November 24, 2023 - Emergent BioSolutions Inc. (NYSE: EBS) today confirmed that on November 16, 2023, the New York Stock Exchange (NYSE) sent a notice that the company is not in compliance with Section 802.01E of the NYSE Listed Company Manual due to a delay in filing its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 with the Securities and Exchange Commission (SEC). Notices are routinely issued by the NYSE in such situations.

Under the NYSE’s rules, Emergent will have six months from November 9, 2023 to file the Form 10-Q with the SEC, and can regain compliance with the NYSE listing standards upon filing the Form 10-Q.

As previously disclosed in the Company’s Form 12b-25 filed with the SEC on November 9, 2023, the Company is working to quantify and evaluate the impact to its reporting regarding past period state deferred tax liability and income tax benefits. Because these items also affect subsequent period reporting, the Company must complete this work prior to finalizing its financial statements for the three and nine months ended September 30, 2023 and filing its third quarter Form 10-Q. Emergent is unable to provide a complete estimate of its results of operations for the three- and nine-month periods ended September 30, 2023 while it finalizes the state tax adjustments referenced above. In addition, Emergent is continuing to assess the impact of these adjustments on prior periods and accordingly is unable to provide a comparison of its current results to the three- and nine-month periods ended September 30, 2023.

About Emergent BioSolutions
At Emergent, our mission is to protect and enhance life. For 25 years, we’ve been at work defending people from things we hope will never happen—so we are prepared just in case they ever do. We provide solutions for complex and urgent public health threats through a portfolio of vaccines and therapeutics that we develop and manufacture for governments and consumers. We also offer a range of integrated contract development and manufacturing services for pharmaceutical and biotechnology customers. To learn more about how we plan to protect or enhance 1 billion lives by 2030, visit our website and follow us on LinkedIn, Twitter, and Instagram.

Safe Harbor Statement
This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the future performance of the Company or our business strategy, future operations, future financial position, future revenues and earnings, our ability to achieve the objectives of our restructuring initiatives, including our future results, projected costs, prospects, plans and objectives of management, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on our current intentions, beliefs and expectations regarding future events based on information that is currently available. We cannot guarantee that any forward-looking statement will be accurate. Readers should realize that if underlying assumptions prove inaccurate or if known or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances.

Investor Contact:
Richard S. Lindahl
Executive Vice President, CFO
lindahlr@ebsi.com

Media Contact:
Assal Hellmer
Vice President, Communications
mediarelations@ebsi.com